SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2022
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENT	SUBSEQUENT EVENTS
a) Ternium to Integrate Operations in the USMCA

On February 14, 2023, Ternium's board of directors approved the construction of a new upstream production capacity project to integrate its operations in the USMCA region. The increased slab production capacity will complement and support the company’s new state-of-the-art hot rolling mill, which began operations in mid-2021, as well as the previously announced downstream project in Mexico. Ternium expects to invest approximately $2.2 billion toward the construction of an electric arc furnace (EAF)-based steel shop with annual capacity of 2.6 million tons, as well as a direct reduced iron (DRI) module with annual capacity of 2.1 million tons. The slab production capacity program will also include the construction of a port facility for raw material handling. The Company currently expects to commission these facilities in the first half of 2026. The Company anticipates the new upstream and ongoing downstream initiatives to add a total of approximately $2.9 billion to Ternium’s capital expenditure over the next four years after 2023.

b) Ternium to Increase its Participation in Usiminas Control Group - New Governance Structure of Usiminas

On March 30, 2023, Ternium S.A. announced that its subsidiaries Ternium Investments and Ternium Argentina, together with Confab, a subsidiary of its affiliate Tenaris S.A., all of which compose the T/T group within Usiminas control group, have entered into a share purchase agreement to acquire from Nippon Steel Corporation, Mitsubishi and MetalOne (the “NSC group”), pro rata to their current participations in the T/T group, 68.7 million ordinary shares of Usinas Siderúrgicas de Minas Gerais S.A. – USIMINAS (“Usiminas”) at a price of BRL10 per ordinary share. Pursuant to the transaction, Ternium would pay approximately $111.0 million in cash for 57.7 million ordinary shares, increasing its participation in the Usiminas control group to 51.5% and in the issued and outstanding share capital to 25.1%. The transaction is subject to approval by Brazil’s antitrust authorities and will be financed with cash on hand.

The Usiminas control group holds the majority of Usiminas’ voting rights and manages the company based on mutual trust. Upon the closing of this transaction, the T/T group will hold an aggregate participation of 61.3% in the control group, with the NSC group and Previdência Usiminas (Usiminas employees’ pension fund) holding 31.7% and 7.1%, respectively.

The Usiminas control group members have also agreed a new governance structure in the best interest of Usiminas. The T/T group will nominate a majority of the Usiminas board of directors, the CEO and four other members of Usiminas board of officers, and ordinary decisions may be approved with a 55% majority of the control group shares.

At any time after the second anniversary of the closing of the transaction, the T/T group will have the right to buy the NSC group’s remaining interest in the Usiminas control group (153.1 million ordinary shares) at the higher of BRL10 per share and the 40-trading day average price per share immediately prior to the date of exercising the option. In addition, the NSC group will have the right, at any time after the closing of the transaction, to withdraw its remaining shares from the control group and sell them in the open market after giving the T/T group the opportunity to buy them at the 40-trading day average price per share immediately prior to the NSC group’s notice of withdrawal, as well as the right, at any time after the second anniversary of the closing, to sell such shares to the T/T group at BRL10 per share.
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